UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GE INVESTMENTS FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

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GE INVESTMENTS FUNDS, INC.

U.S. EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

CORE VALUE EQUITY FUND

INCOME FUND

TOTAL RETURN FUND

REAL ESTATE SECURITIES FUND

1600 Summer Street

Stamford, Connecticut 06905

SPECIAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

September 23, 2016

Dear Contract Owner:

We are asking for your support for two important proposals affecting your investment in the investment portfolios of the GE Investments Funds, Inc. (the “Company”) listed above (each, a “Fund,” and collectively, the “Funds”). A special meeting of shareholders (the “Meeting”) of the Funds will be held to consider the proposals at 1600 Summer Street, Stamford, Connecticut 06905, on November 2, 2016, at 10:00 a.m. (Eastern Time). As a record owner of a variable annuity contract or variable life insurance contract (each, a “variable contract”) investing in the Funds, you have the right to instruct Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Pacific Life Insurance Company, or Transamerica Life Insurance Company, as applicable, as to the manner in which the shares of the Funds attributable to your variable contract should be voted.

At the Meeting, shareholders will be asked to consider and vote on proposals to amend the Articles of Incorporation of the Company, as amended and/or restated to date (the “Articles of Incorporation”), to change the name of the Company and to permit the Board of Directors of the Company (the “Board”) to approve future name changes without shareholder approval (the “Proposals”). The Proposals relate to the rebranding of the Company in connection with the asset purchase agreement entered into on March 29, 2016 by General Electric Company (“GE”) with State Street Corporation (“SSC”) for the sale of the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of GE and the Funds’ then-investment adviser, and certain of its subsidiaries (the “Transaction”). In connection with the Transaction, at a special meeting of shareholders of the Funds held on June 22, 2016, the shareholders approved, among other proposals, a new investment advisory and administration agreement for each Fund with SSGA Funds Management, Inc. (“SSGA FM”), an affiliate of SSC, pursuant to which SSGA FM replaced GEAM as investment adviser and administrator to the Funds upon consummation of the Transaction on July 1, 2016.

Historically, and consistent with a common industry practice, the name of the Company has reflected the name of the investment adviser to the Funds. Given that SSGA FM has replaced GEAM as investment adviser to the Funds, SSGA FM determined that it would be appropriate for the name of the Company to reflect its affiliation with SSGA FM, the Funds’ new investment adviser, by changing the Company’s name to State Street Variable Insurance Series Funds, Inc. In order to change the Company’s name, it is necessary to amend the Articles of Incorporation to reflect the new name. As a result, all Fund shareholders are being asked to approve an amendment to the Articles of Incorporation to change the name of the Company. In addition, to avoid the necessity of convening a shareholder meeting for any future name change, all Fund shareholders are being asked to approve an amendment to the Articles of Incorporation to permit the Board to approve changes in the name of the Company without first seeking shareholder approval. For the reasons explained in detail in the accompanying proxy statement (the “Proxy Statement”), SSGA FM and the Board recommend that you vote in favor of the Proposals.

If the Proposals are approved, there will be no change in your share ownership in the Funds, nor will there be any change in the investment objective or policies of any Fund. The Funds will not bear the cost of this proxy solicitation. SSGA FM will bear the cost of this proxy solicitation.

The enclosed Proxy Statement explains the Proposals to be considered in greater detail. Please read it carefully. Although we hope that you can attend the Meeting in person, we urge you in any event to vote your shares at your earliest convenience in order to make sure that you are represented at the Meeting.

As an owner of a variable contract your insurance company holds shares of one or more Funds on your behalf. Although you are not a shareholder of the Funds, you have the right to instruct your insurance company on how to vote Fund shares corresponding to your investment through your variable contract.

To ensure that your instructions are counted, please:

•	Mark your votes on the enclosed Voting Instruction Card.

•	Sign and mail your Voting Instruction Card promptly.

•	You may also vote by telephone or on the internet.

Thank you for your prompt attention to this matter. If you have any questions about the Proposals, please contact our proxy information line toll-free at 1-877-361-7965.

Sincerely,

/s/ Jeanne M. La Porta

Jeanne M. La Porta

President of GE Investments Funds, Inc.

GE INVESTMENTS FUNDS, INC.

U.S. EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

CORE VALUE EQUITY FUND

INCOME FUND

TOTAL RETURN FUND

REAL ESTATE SECURITIES FUND

1600 Summer Street

Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 2, 2016

To owners of variable life insurance contracts and variable annuity contracts (each, a “variable contract”) issued by Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Pacific Life Insurance Company, or Transamerica Life Insurance Company (collectively, the “Insurance Companies”) entitled to give voting instructions in connection with certain separate accounts established by the Insurance Companies:

A special meeting of the shareholders (the “Meeting”) of each of the funds listed above (each, a “Fund,” and collectively, the “Funds”), each a series of GE Investments Funds, Inc. (the “Company”), will be held at 1600 Summer Street, Stamford, Connecticut 06905 on November 2, 2016 at 10:00 a.m. (Eastern Time), or at any adjournment(s) or postponement(s) thereof, for the following purposes:

For all Funds:

•	To approve an amendment to the Articles of Incorporation of the Company to change the name of the Company. (Proposal 1)

•	To approve an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval. (Proposal 2)

•	To transact any other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

Separate accounts of the Insurance Companies are the only shareholders of the Funds. However, the Insurance Companies hereby solicit instructions for voting shares of the Funds attributable to their separate accounts from owners of variable contracts having contract values allocated to such separate accounts invested in such shares as of the Record Date (as defined below) and agree to vote such shares at the Meeting in accordance with such instructions received in a timely manner.

The Board of Directors has fixed August 31, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting, or at any adjournment(s) or postponement(s) thereof. As a variable contract owner of record at the close of business on August 31, 2016, you have the right to instruct your Insurance Company as to the manner in which shares of a Fund attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Voting Instruction Card is enclosed for you to provide your voting instructions to your Insurance Company.

Your voting instructions on these proposals are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Card, or by telephone or on the internet. Please follow the instructions that appear on your enclosed Voting Instruction Card to ensure your voting instructions are properly and timely recorded.

Copies of the Company’s most recent Annual Report and Semi-Annual Report to shareholders are available on the Company’s website at www.geam.com/prospectus or will be furnished without charge, upon request, by writing to the Company at 1600 Summer Street, Stamford, Connecticut 06905, Attn: Mutual Fund Services, or by calling 1-800-352-9910 (for Genworth Life and Annuity Insurance Company), 1-800-313-5282 (for Genworth Life Insurance Company of New York), 1-800-722-4448 (for Pacific Life Insurance Company), or 1-800-525-6205 (for Transamerica Life Insurance Company).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 2, 2016:

This Proxy Statement is available on the internet at https://proxyonline.com/docs/ssga/.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

By Order of the Board of Directors

/s/ Joon Won Choe

Joon Won Choe

Secretary

Stamford, Connecticut

September 23, 2016

TABLE OF CONTENTS

Page
BACKGROUND ON THE PROPOSALS	1
What is the purpose of the Meeting?	1
What Proposals will each shareholder (and variable contract owner) be asked to vote on?	1
Why are shareholders being asked to approve a change in the name of the Company?	2
Will changing the name of the Company benefit the shareholders?	2
Why are the Articles of Incorporation being amended to change the Company’s name?	2
How will changing the name of the Company affect me as a Fund shareholder (and variable contract owner)?	2
Why are shareholders being asked to permit future name changes with Board approval but without shareholder approval?	2
How will permitting future name changes with Board approval but without shareholder approval affect me as a Fund shareholder (and variable contract owner)?	3
What would happen if shareholders do not approve a Proposal?	3
Does the approval of one Proposal depend on the approval of the other Proposal?	3
Will my Fund pay for this proxy solicitation?	3

VOTING INFORMATION	4
General	4
Voting by Insurance Companies	4
Solicitation of Voting Instructions	5
Revocation of Voting Instructions	5
Shareholder Information	5
Quorum	6
Required Vote	6
Adjournments	6

PROPOSAL 1 – APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY	7
Background	7
Amending the Articles of Incorporation	7
Rationale for Changing the Company’s Name	7
Effect of Changing the Company’s Name on Fund Shareholders	8
Required Vote	8

PROPOSAL 2 – APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO CHANGE THE NAME OF THE COMPANY WITHOUT SHAREHOLDER APPROVAL	9
Amending the Articles of Incorporation	9
Rationale for Permitting Future Name Changes With Board Approval	9
Effect of Permitting Future Name Changes With Board Approval	9
Required Vote	10

GENERAL INFORMATION	11
Other Matters to Come Before the Meeting	11
Other Information	11
SSGA FM, Investment Adviser and Administrator	11
Principal Underwriter	11
Shareholder Proposals	11

EXHIBIT A – Shares Outstanding as of the Record Date	A-1

EXHIBIT B – Beneficial Ownership of Fund Shares in Excess of 5%	B-1

GE INVESTMENTS FUNDS, INC.

U.S. EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

CORE VALUE EQUITY FUND

INCOME FUND

TOTAL RETURN FUND

REAL ESTATE SECURITIES FUND

PROXY STATEMENT

For a Special Meeting of Shareholders

on November 2, 2016

BACKGROUND ON THE PROPOSALS

General

What is the purpose of the Meeting?

This Proxy Statement is being furnished on behalf of the Board of Directors (the “Board”) of GE Investments Funds, Inc. (the “Company”) by Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Pacific Life Insurance Company, and Transamerica Life Insurance Company (collectively, the “Insurance Companies”) to owners of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on August 31, 2016 (the “Record Date”) allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of the U.S. Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Income Fund, Total Return Fund and Real Estate Securities Fund (each, a “Fund,” and collectively, the “Funds”), each an investment portfolio of the Company.

The Board has called this special meeting of shareholders (the “Meeting”) to present the following important proposals:

In Proposal 1, shareholders of all Funds are being asked to approve an amendment to the Articles of Incorporation of the Company, as amended and/or restated to date (the “Articles of Incorporation”), to change the name of the Company.

In Proposal 2, shareholders of all Funds are being asked to approve an amendment to the Articles of Incorporation to permit the Board to change the name of the Company without seeking shareholder approval.

This Proxy Statement provides additional information about the Proposals. SSGA Funds Management, Inc. (“SSGA FM”), the investment adviser to the Funds, and the Board recommend that you vote in favor of each Proposal. This Proxy Statement and related proxy materials will be first made available to shareholders on or about September 30, 2016.

What Proposals will each shareholder (and variable contract owner) be asked to vote on?

Shareholders of all Funds will be asked to vote on each Proposal. For each Proposal, shareholders of all Funds will vote together and not by Fund or share class.

Proposal 1: Changing the Name of the Company

Why are shareholders being asked to approve a change in the name of the Company?

Proposal 1 relates to the rebranding of the Company in connection with the asset purchase agreement entered into on March 29, 2016 by General Electric Company (“GE”) with State Street Corporation (“SSC”) for the sale of the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of GE and the Funds’ then-investment adviser, and certain of its subsidiaries (the “Transaction”). In connection with the Transaction, at a special meeting of shareholders of the Funds held on June 22, 2016, the shareholders approved, among other proposals, a new investment advisory and administration agreement for each Fund with SSGA FM, an affiliate of SSC (the “New Investment Advisory and Administration Agreements”), pursuant to which SSGA FM replaced GEAM as investment adviser and administrator to the Funds upon consummation of the Transaction on July 1, 2016.

The Board believes that it is important that there be broad recognition of the Funds’ relationship with their investment adviser. In this regard, historically, and consistent with a common industry practice, the name of the Company has reflected the name of the investment adviser to the Funds. Given that SSGA FM has replaced GEAM as investment adviser to each Fund, SSGA FM determined that it would be appropriate for the name of the Company to reflect its affiliation with SSGA FM, the Funds’ new investment adviser, by changing the Company’s name to State Street Variable Insurance Series Funds, Inc. As a result, all Fund shareholders are being asked to approve an amendment to the Articles of Incorporation to change the name of the Company.

Will changing the name of the Company benefit the shareholders?

The Board believes that the Funds and their shareholders would receive potential benefits from changing the name of the Company. In particular, the name change will make clear that SSGA FM has replaced GEAM as the investment adviser to the Funds. This will eliminate any potential investor confusion as to the identity of the Funds’ new investment adviser and make appropriate investment option selection easier for variable contract owners.

Why are the Articles of Incorporation being amended to change the Company’s name?

The name of the Company is set forth in the Articles of Incorporation. Under applicable law, and the Articles of Incorporation, an amendment to the Articles of Incorporation is necessary to change the Company’s name. The Articles of Incorporation may only be amended with shareholder approval.

How will changing the name of the Company affect me as a Fund shareholder (and variable contract owner)?

The name change will not affect the value of your investment in the Funds. You will continue to be an investor in your Fund, and its investment objective and policies will not change as a result of changing the Company’s name.

Proposal 2: Permitting the Board to Approve Future Name Changes Without Shareholder Approval

Why are shareholders being asked to permit future name changes with Board approval but without shareholder approval?

Under the Articles of Incorporation, the Board is required to obtain shareholder approval for a change in the name of the Company. This requirement hinders the Board’s ability to efficiently act in situations where a name change would be appropriate. The amendment would provide the Board with flexibility to react quickly to future contingencies that may make it necessary or advisable to change the name of the Company (such as those contemplated in Proposal 1), without causing the Funds to incur the expense and potential delay of soliciting shareholder approval.

How will permitting future name changes with Board approval but without shareholder approval affect me as a Fund shareholder (and variable contract owner)?

The Board’s additional flexibility to accommodate future name changes without incurring the delay and expenses of holding a shareholder meeting will not alter in any way the Board’s existing fiduciary duties to the Funds.

Other Information

What would happen if shareholders do not approve a Proposal?

In the event that a Proposal is not approved by shareholders at the Meeting, the Articles of Incorporation will remain as they currently exist with respect to that Proposal and the Board will take such action as it deems to be in the best interest of the Funds and their shareholders, which may include calling a second meeting of shareholders to vote on that Proposal.

Does the approval of one Proposal depend on the approval of the other Proposal?

No. Shareholders will vote on each Proposal separately. The approval of Proposal 1 is not contingent upon the approval of Proposal 2. The approval of Proposal 2 is not contingent upon the approval of Proposal 1. In the event that shareholders approve Proposal 2, but not Proposal 1, the Board would be authorized to change the name of the Company to State Street Variable Insurance Series Funds, Inc. without shareholder approval.

Will my Fund pay for this proxy solicitation?

No. The Funds will not bear these costs. SSGA FM will bear all normal and customary fees and expenses in connection with the Proposals (including, but not limited to, proxy and proxy solicitation costs, printing costs and legal fees).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

IN FAVOR OF EACH OF THE PROPOSALS.

VOTING INFORMATION

General

The Company is a Virginia corporation organized on May 14, 1984, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Voting by Insurance Companies

The Separate Accounts are the only shareholders of record of the Funds. Each Separate Account is a segregated asset account established by an Insurance Company. Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act and therefore are not registered with the SEC under the 1940 Act. Net premiums paid by a variable contract owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Funds.

Each Insurance Company will vote the shares of the Funds held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed Voting Instruction Cards received by the issuing Insurance Company by the close of business on November 1, 2016 will be counted for purposes of voting at the Meeting.

The number of shares of capital stock in a Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s variable contract on the Record Date. Each share of such outstanding capital stock is entitled to one vote, and fractional votes are counted.

Each Insurance Company will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which instructions are received. If an executed Voting Instruction Card is received but does not specify a choice as to one or more Proposals, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the Proposal(s). Consistent with the foregoing, voting instructions with respect to a Proposal to abstain and broker “non-votes” (voting instructions from brokers or other nominees indicating that they have not received instructions from the owner or other persons entitled to give voting instructions) will effectively be votes against the Proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain variable contract owners, although SSGA FM is not aware that any Insurance Company believes that these circumstances exist with respect to the matters to be voted on at the Meeting.

The Insurance Companies do not require that a specified number of variable contract owners submit voting instructions before the Insurance Companies will vote the shares of a Fund held by their respective Separate Accounts at the Meeting. Therefore, a small number of variable contract owners may determine whether a Proposal is approved. In determining to vote the shares of a Fund held by its Separate Accounts at the Meeting, an Insurance Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of variable contracts represented by voting instructions received by the Insurance Company. When such determination has been made, the Insurance Company will vote the shares of the Fund held by its Separate Accounts as outlined in the paragraph above. In the unlikely event that an Insurance Company determines not to vote the shares of a Fund held by its Separate Account, the Insurance Company may re-solicit instructions for voting shares of such Fund from the variable contract owners having contract values allocated to such Separate Account.

Solicitation of Voting Instructions

Voting instructions are being solicited primarily by mail. Additional solicitations may be made by telephone or facsimile by officers or other employees of SSGA FM or its affiliates, and/or officers or other employees of an Insurance Company or its affiliates, who will not be separately compensated for such activities. The cost of any such additional solicitation will be borne by SSGA FM.

D.F. King & Co., Inc. (“D.F. King”) has been retained to assist in the solicitation of proxies. D.F. King’s fees are estimated to be $30,000 plus a reasonable amount to cover out-of-pocket expenses. D.F. King will provide certain project management services, including solicitation of voting instructions and tabulation of votes. This fee estimate does not include legal expenses for preparing the proxy materials or the costs of printing or mailing proxy materials or other miscellaneous related expenses. The fees of D.F. King as well as all expenses related to the preparing, printing and mailing of the proxy materials will also be borne by SSGA FM, the total cost of which is estimated to be $120,000.

Variable contract owners have three options for submitting voting instructions:

1.	Internet—the enclosed Voting Instruction Card includes directions for variable contract owners to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each variable contract owner’s Voting Instruction Card. Variable contract owners who cast their votes via the internet do not need to mail their Voting Instruction Card.

2.	Telephone—the enclosed Voting Instruction Card includes directions for variable contract owners to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each variable contract owner’s Voting Instruction Card. Variable contract owners who cast their votes over the telephone do not need to mail their Voting Instruction Cards.

3.	Mail—variable contract owners also may cast their votes by executing the enclosed Voting Instruction Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Insurance Companies and the Company encourage variable contract owners to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately and avoid the risk that postal delays will cause a Voting Instruction Card to arrive late and therefore not be counted.

Revocation of Voting Instructions

Variable contract owners may revoke their voting instructions at any time prior to the close of business on November 1, 2016 by submitting a properly executed later-dated Voting Instruction Card or by submitting written notice to the Insurance Company that issued their variable contract or to the Secretary of the Company.

Shareholder Information

Each Fund currently has one class of shares outstanding, namely Class 1 shares, except for the Total Return Fund, which has two classes of shares outstanding, namely Class 1 and Class 3 shares. As of the Record Date, each of the Funds has the numbers of shares outstanding as set forth in Exhibit A (“Outstanding Shares”), which, in each case equals the number of votes to which the shareholders of such Fund are entitled. As of the Record Date, there were no variable contract owners who beneficially owned a 5% or greater voting interest in any Fund, and officers and Directors of the Company, in the aggregate, beneficially owned (i.e., as owners of variable contracts) less than 1% of each Fund’s Outstanding Shares.

Quorum

The presence in person or by proxy of the holders of one-third of the Outstanding Shares of the Company constitutes a quorum for the Meeting. However, because the Separate Accounts are the holders of record of all the Outstanding Shares, the Company expects all of the Outstanding Shares to be present at the Meeting.

Required Vote

The approval of each Proposal requires the vote of the holders of a majority of the Outstanding Shares of the Company present in person or by proxy at the Meeting, provided that a quorum is present. For each Proposal, all Outstanding Shares of the Company will vote together and not by Fund. Each Proposal will be voted on separately.

Votes may be cast IN FAVOR OF or AGAINST each Proposal, or a variable contract owner may ABSTAIN from voting.

In determining whether shareholders have approved a Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, assuming the presence of a quorum, broker non-votes and abstentions effectively will be votes “AGAINST” each Proposal.

Adjournments

It is possible that the Company may propose to the Insurance Companies one or more adjournment(s) or postponement(s) of the Meeting. Any such adjournment or postponement will require an affirmative vote by the holders of a majority of the Outstanding Shares of the Company present in person or by proxy at the Meeting. Each Insurance Company will vote upon such adjournment or postponement after consideration of the best interests of all owners of its variable contracts invested in the Funds.

Proposal 1

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION

TO CHANGE THE NAME OF THE COMPANY

GE INVESTMENTS FUNDS, INC.

U.S. EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

CORE VALUE EQUITY FUND

INCOME FUND

TOTAL RETURN FUND

REAL ESTATE SECURITIES FUND

At the Meeting, you will be asked to approve an amendment to the Articles of Incorporation to change the name of the Company from GE Investments Funds, Inc. to State Street Variable Insurance Series Funds, Inc. Proposal 1 relates to the rebranding of the Company to reflect the replacement of GEAM by SSGA FM as investment adviser to the Funds.

Background

On March 29, 2016, GE entered into an asset purchase agreement with SSC for the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries. The Transaction aligned with GE’s plan to simplify its financial business platform, while providing GE with the ability to generate value from the strong investment management division it has built. At the same time, the Transaction allowed GEAM to combine its valuable capabilities and resources with a premier asset manager such as SSGA FM, with the scale and distribution capabilities that would help the mutual fund platforms to grow. In connection with the Transaction, at a special meeting of shareholders of the Funds held on June 22, 2016, the shareholders approved, among other proposals, the New Investment Advisory and Administration Agreements pursuant to which SSGA FM replaced GEAM as investment adviser and administrator to each Fund upon consummation of the Transaction on July 1, 2016.

Amending the Articles of Incorporation

Because the name of the Company is set forth in the Articles of Incorporation, and the Articles of Incorporation do not permit a name change without shareholder approval, an amendment to the Articles of Incorporation is necessary to change the Company’s name. Currently, the FIRST Article of the Articles of Incorporation states: “The name of the corporation is GE Investments Funds, Inc. (hereinafter the ‘Corporation’).” If Proposal 1 is approved, the FIRST Article of the Articles of Incorporation would be amended to read as follows: “The name of the corporation is State Street Variable Insurance Series Funds, Inc. (hereinafter the ‘Corporation’).”

A shareholder vote is being sought because an amendment to the Articles of Incorporation requires shareholder approval. Thus, at a meeting held on June 9, 2016, the Board approved the proposed amendment to the Articles of Incorporation and recommended that the amendment be submitted to the shareholders of the Funds for their approval.

Rationale for Changing the Company’s Name

The Board believes that it is important that there be broad recognition of the Funds’ relationship with their investment adviser. In this regard, historically, and consistent with a common industry practice, the name of the Company has reflected the name of the investment adviser to the Funds. Given that SSGA FM has replaced

GEAM as investment adviser to the Funds, SSGA FM determined that it would be appropriate to change the name of the Company to reflect its affiliation with SSGA FM, the Funds’ new investment adviser. The proposed name change will eliminate any potential investor confusion as to the identity of the investment adviser to the Funds and make appropriate investment option selection easier for variable contract owners.

Effect of Changing the Company’s Name on Fund Shareholders

The name change will not have any impact on the value of shareholders’ investments in the Funds. The investment objectives, policies, strategies and risks of each Fund will not change as a result of changing the Company’s name. The fees and expenses of the Funds will also be the same.

If approved by shareholders, the name change will become effective as of such date designated by the officers of the Company, which shall be no later than December 31, 2016. In the event that Proposal 1 is not approved by shareholders at the Meeting, the Board will take such action as it deems to be in the best interest of the Funds and their shareholders, which may include calling a second meeting of shareholders to vote on the amendment to the Articles of Incorporation.

Required Vote

The approval of Proposal 1 requires the vote of the holders of a majority of the Outstanding Shares of the Company present in person or by proxy at the Meeting, provided that a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF

EACH FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

Proposal 2

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION

TO PERMIT THE BOARD OF DIRECTORS TO CHANGE THE NAME OF THE COMPANY WITHOUT SHAREHOLDER APPROVAL

GE INVESTMENTS FUNDS, INC.

U.S. EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

CORE VALUE EQUITY FUND

INCOME FUND

TOTAL RETURN FUND

REAL ESTATE SECURITIES FUND

At the Meeting, you will be asked to approve an amendment to the Articles of Incorporation to permit the Board to change the name of the Company without first seeking shareholder approval. The amendment is intended to allow the Company to operate in a more efficient and economical manner, potentially resulting in the reduction or elimination of costs and delays over time.

Amending the Articles of Incorporation

The Articles of Incorporation generally provide that an amendment to the Articles of Incorporation requires the vote of the Funds’ shareholders. Because changing the name of the Company involves amending the Articles of Incorporation, an amendment to the Articles of Incorporation is necessary to expressly permit the name of the Company to be changed by action of the Board without shareholder approval.

Accordingly, if Proposal 2 is approved by shareholders, the FIRST Article of the Articles of Incorporation would be amended to add the following: “To the extent permitted by the Virginia Stock Corporation Act, the Board of Directors may, without shareholder action, amend these Articles of Incorporation to change the name of the Corporation.”

On September 22, 2016, the Board approved the proposed amendment to the Articles of Incorporation and recommended that the amendment be submitted to the shareholders of the Funds for their approval.

Rationale for Permitting Future Name Changes With Board Approval

Under the Articles of Incorporation, the name of the Company may be changed only with prior shareholder approval. This requirement hinders the Board’s ability to efficiently act in situations where a name change would be appropriate, as seeking shareholder approval requires calling and holding a meeting of the Funds’ shareholders, creating and distributing proxy materials, and arranging for the solicitation of voting instructions from shareholders. The amendment would provide the Board with additional flexibility to change the Company’s name, and achieve potential shareholder benefits from such a change, without causing the Funds to incur the expense and potential delay of seeking shareholder approval. Accordingly, the Board would be able to change the name of the Company more quickly and at less cost when the Board believes that circumstances warrant a change in the name of the Company, as in the case of Proposal 1 where the change is deemed advisable to reflect a new investment adviser to the Funds.

Effect of Permitting Future Name Changes With Board Approval

The amendment gives the Board more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act with respect to changing the name of the Company. However, adoption of the amendment to the Articles of Incorporation will not alter in any way the Directors’ existing fiduciary obligations to act with due care and in the best interests of the Funds. Accordingly, before utilizing any new flexibility that the amendment may afford, the Directors must first consider the Funds’ interests and act in accordance with such interests.

Except as provided in Proposal 1, no amendment to the Articles of Incorporation is contemplated at this time to change the name of the Company.

If approved by shareholders, the amendment to the Articles of Incorporation will become effective as of such date designated by the officers of the Company, which shall be no later than December 31, 2016. In the event that Proposal 2 is not approved by shareholders at the Meeting, the Articles of Incorporation will remain as they currently exist and the Board will take such action as it deems to be in the best interest of the Funds and their shareholders.

Required Vote

The approval of Proposal 2 requires the vote of the holders of a majority of the Outstanding Shares of the Company present in person or by proxy at the Meeting, provided that a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF

EACH FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Other Information

The Company was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984, and is registered under the 1940 Act as an open-end management investment company. The principal executive offices of the Company are located at 1600 Summer Street, Stamford, CT 06905.

The Company has adopted a Multiple Class Plan (the “Multiple Class Plan”) under Rule 18f-3 of the 1940 Act, pursuant to which the Company may offer Class 1 shares of the following Funds: the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Income Fund, Core Value Equity Fund, Small-Cap Equity Fund and Real Estate Securities Fund. The Company may also offer the following classes of shares of the Total Return Fund: Class 1 and Class 3. Class 1 shares are offered without the imposition of any front-end sales charges or deferred sales charge and do not (with the exception of the Total Return Fund) bear any asset-based class expenses for sales services and investor services.

SSGA FM, Investment Adviser and Administrator

Effective July 1, 2016, SSGA FM became the Company’s investment adviser and administrator. SSGA FM is a wholly-owned subsidiary of SSC and is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of SSC make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of SSC. As of December 31, 2015, SSGA FM managed approximately $384.95 billion in assets and SSGA managed approximately $2.241 trillion in assets. SSGA FM’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

Principal Underwriter

Effective July 1, 2016, State Street Global Markets LLC (“SSGM”), an affiliate of SSGA FM, became the principal underwriter to the Funds. SSGM is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. SSGM distributes Fund shares on an agency basis. Under the terms of the shareholder servicing and distribution plan and the related agreement, SSGM receives compensation for shareholder servicing and distribution with respect to Class 3 shares of the Total Return Fund. SSGM is a wholly-owned subsidiary of SSC. SSGM’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Shareholder Proposals

As a general matter, the Company does not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to

[1]

This dollar amount includes the assets of the SPDR Gold Trust (approximately $22 billion as of December 31, 2015), for which State Street Global Markets, LLC, an affiliate of SSGA, serves as the distribution agent. Please note that assets under management amounts are unaudited.

the Secretary of the Company, 1600 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900. They must be received by the Company within a reasonable time before the Funds begin to print and send proxy materials.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD, OR VOTING BY INTERNET OR TELEPHONE IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Joon Won Choe

Joon Won Choe, Secretary

September 23, 2016

EXHIBIT A

Shares Outstanding as of the Record Date

As of the Record Date, there were issued and outstanding shares of capital stock of each Fund as set forth below:

Fund	Share Class	Number of Shares Outstanding
U.S. Equity Fund	Class 1	622,264.605
S&P 500 Index Fund	Class 1	4,610,805.361
Premier Growth Equity Fund	Class 1	357,072.744
Core Value Equity Fund	Class 1	1,349,894.483
Small-Cap Equity Fund	Class 1	2,766,275.487
Income Fund	Class 1	2,281,864.223
Total Return Fund	Class 1	43,269,819.969
	Class 3	84,632,772.344
Real Estate Securities Fund	Class 1	5,270,071.062

A-1

EXHIBIT B

Beneficial Ownership of Fund Shares in Excess of 5%

To the Funds’ knowledge, there were no variable contract owners who beneficially owned a five percent or greater voting interest in any class of any Fund as of the Record Date.

B-1

VOTING INSTRUCTION CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

GE INVESTMENTS FUNDS, INC.

“INSURANCE COMPANY NAME PRINTS HERE”

“FUND NAME PRINTS HERE”

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 2, 2016

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, an owner of or participant in an annuity or life insurance contract (the “Contract”) issued by the above-referenced insurance company (the “Insurance Company”), hereby instructs the Insurance Company to vote its shares in the above-referenced Fund (the “Fund”), which are attributable to the undersigned’s participation in the Contract at the Special Meeting of Shareholders of the Fund to be held on November 2, 2016, at 1600 Summer Street, Stamford, Connecticut 06905, at 10:00 a.m., Eastern Time, or at any adjoumment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and the Proxy Statement.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE SIGN ON REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 2, 2016. The proxy statement for this meeting is available at: https://proxyonline.com/docs/ssga

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

“FUND NAME PRINTS HERE”	VOTING INSTRUCTION CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

NOTE: Please sign this voting instruction card exactly as your name appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE

THIS VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ABOVE FOR YOUR INSTRUCTIONS TO BE COUNTED. IF THIS CARD IS PROPERLY EXECUTED, IT WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, IT WILL BE VOTED “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS CARD PROMPTLY. VOTING INSTRUCTION CARDS MUST BE RECEIVED BY NOVEMBER 1, 2016 TO BE COUNTED.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

The Meeting will be held for the following purposes:

To vote all proposals in accordance with management recommendations, please mark the circle to the right.	FOR ALL
O

To vote each proposal separately, please use these boxes.
		FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Articles of Incorporation of the Company to change the name of the Company.		O	O	O

		FOR	AGAINST	ABSTAIN
2. To approve an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.		O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

GE INVESTMENTS FUNDS, INC.

“FUND NAME PRINTS HERE”

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 2, 2016

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, holder of shares of beneficial interest of the above-referenced Fund (“Fund”), hereby appoints JoonWon Choe and Wendy J. Carroll as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held on November 2, 2016, at 1600 Summer Street, Stamford, Connecticut 06905, at 10:00 a.m., Eastern Time, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of beneficial interest of the Fund that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the instructions on this Proxy Card. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and the Proxy Statement.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE SIGN ON REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 2, 2016. The proxy statement for this meeting is available at: https://proxyonline.com/docs/ssga

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

“FUND NAME PRINTS HERE”	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

NOTE: Please sign this proxy exactly as your name appears on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY CARD MUST BE SIGNED AND DATED ABOVE FOR YOUR INSTRUCTIONS TO BE COUNTED. IF THIS PROXY CARD IS PROPERLY EXECUTED, IT WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, IT WILL BE VOTED “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY. PROXY CARDS MUST BE RECEIVED BY NOVEMBER 1, 2016 TO BE COUNTED.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

The Meeting will be held for the following purposes:

To vote all proposals in accordance with management recommendations, please mark the circle to the right.	FOR ALL
O

To vote each proposal separately, please use these boxes.
		FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Articles of Incorporation of the Company to change the name of the Company.		O	O	O

		FOR	AGAINST	ABSTAIN
2. To approve an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.		O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]